Exhibit 99.4

RULE 144A SECURITY

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; AND (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(B) ABOVE OR (2)(C) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. THE COMPANY ALSO RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE (1) ACQUIRER REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED PURCHASER,” AS THAT TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (A “QUALIFIED PURCHASER”), AND (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT TO A QUALIFIED PURCHASER.

EACH PERSON ACQUIRING OR HOLDING THIS SECURITY OR ANY INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT, FOR SO LONG AS IT HOLDS A SECURITY OR INTEREST THEREIN (I) EITHER (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN, AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO THE PROVISIONS OF PART 4 OF SUBTITLE B OF TITLE I OF ERISA, A PLAN TO WHICH SECTION 4975 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), APPLIES, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101 (AS MODIFIED BY SECTION 3(42) OF ERISA) (“BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND/OR SECTION

4975 OF THE CODE (“SIMILAR LAW”), AND NO PART OF THE ASSETS TO BE USED BY IT TO ACQUIRE OR HOLD SUCH SECURITIES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY BENEFIT PLAN INVESTOR OR SUCH GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, OR (B) IF IT IS, OR IS ACTING ON BEHALF OF, A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN SUBJECT TO SIMILAR LAW, ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH SECURITIES (OR INTERESTS THEREIN) WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF ANY SUCH SIMILAR LAW, AND (II) IT WILL NOT SELL OR TRANSFER SUCH SECURITIES (OR INTERESTS THEREIN) TO AN ACQUIROR ACQUIRING SUCH SECURITIES (OR INTERESTS THEREIN) UNLESS THE ACQUIROR MAKES OR IS DEEMED TO MAKE THE FOREGOING REPRESENTATIONS, WARRANTIES AND AGREEMENTS DESCRIBED IN CLAUSE (I) HEREOF. ANY PURPORTED TRANSFER OF THE SECURITIES IN VIOLATION OF THE REQUIREMENTS SET FORTH IN THIS PARAGRAPH SHALL BE NULL AND VOID AB INITIO.

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.3 OF APPENDIX A TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.4 OF APPENDIX A TO THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. A-1	$53,836,742.98

CUSIP NO. 55406H AC0
ISIN NO. US55406HAC07

MZ FUNDING LLC

Amended and Restated

12% Subordinated Secured Notes due 2022

MZ Funding LLC, a Delaware limited liability company (herein called the “Company”, which term includes any Successor Company under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of FIFTY-THREE MILLION, EIGHT HUNDRED THIRTY-SIX THOUSAND, SEVEN HUNDRED FORTY-TWO DOLLARS AND NINETY-EIGHT CENTS ($53,836,742.98), subject to adjustments listed on the Schedule of Increases or Decreases in Global Security attached hereto, on January 20, 2022.

Interest Rate: 12% per annum

Interest Payment Dates: March 31, June 30, September 30 and December 31

Record Dates: March 26, June 25, September 25 and December 26

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

Dated: July 10, 2019

MZ FUNDING LLC

By:	/s/ Jonathan Harris
Name: Jonathan Harris
Title: Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 12% Subordinated Secured Notes due 2022 described in the within-mentioned Indenture.

Wilmington Savings Fund Society, FSB

as Trustee

By:	/s/ Geoffrey J. Lewis
Authorized Signatory

Dated: July 10, 2019

[SIGNATURE PAGE TO 144A NOTE (SUBORDINATED)]

[REVERSE SIDE OF RULE 144A SECURITY]

MZ FUNDING LLC

Amended and Restated

12% Subordinated Secured Notes due 2022

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.

INTEREST. MZ Funding LLC (the “Company”) promises to pay interest on the principal amount of this Security at 12% per annum. The Company shall pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing September 30, 2019. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 10, 2019. Interest shall be calculated on the basis of a year of 360 days. The Company shall pay interest on overdue principal, interest and other overdue amounts at a rate per annum equal to the rate which is 5.00% in excess of the rate which would have been payable if such overdue amount had, during the period of non-payment, constituted an outstanding amount of the Securities. Such interest shall be payable in accordance with Section 2.11 of the Indenture.

2.

METHOD OF PAYMENT. The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the March 26, June 25, September 25 and December 26 next preceding the interest payment date even if such Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by the Depositary. The Company shall make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security shall be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Notwithstanding the foregoing and subject to and as provided in Section 2.11 of the Indenture are insufficient to pay interest on the Securities in cash, the Company may elect to pay any such shortfall by increasing the principal amount of this Security or issuing new Securities in accordance with Section 2.02 of the Indenture. The Company must elect the form of interest payment by delivering a notice to the Trustee on or before the third Business Day prior to the Interest Payment Date, a copy of which shall promptly be forwarded by the Trustee to the Holders. On any Interest Payment Date with respect to which the Company has elected to pay interest by increasing the principal amount of this Security, the principal amount of this Security shall be so increased.

3.

PAYING AGENT AND REGISTRAR. Initially, Wilmington Savings Fund Society, FSB, a national banking association duly organized and existing under the laws of the United States of America (the “Trustee”), shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its Affiliates incorporated or organized within The United States of America may act as Paying Agent, Registrar or co-registrar.

4.

INDENTURE AND SUBORDINATION. The Company issued the Securities under an Indenture dated as of July 10, 2019 (the “Indenture”), among the Company, the Trustee and the Collateral Agent. This Security is one of a duly authorized issue of notes of the Company designated as its 12% Subordinated Secured Notes due 2022, initially issued in the aggregate principal amount of $53,836,742.98. The Securities are subordinated as set forth in the Indenture and the Intercreditor Agreement to all obligations in respect of the Senior Obligations (including all interest accrued or accruing on the Senior Obligations after the commencement of any bankruptcy, insolvency or reorganization or similar case or proceeding at the contract rate (including, without limitation, any contract rate applicable upon default) specified in the relevant documentation, whether or not the claim for the interest is allowed as a claim in the case or proceeding with respect to the Senior Obligations). The terms of the Securities include those stated in the Indenture, and Holders are referred to the Indenture for a statement of those terms (which for greater certainty includes the right of exchange of the Securities provided in Appendix A to the Indenture, which is an express term of this Security). To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

5.

OPTIONAL REDEMPTION. The Company shall be entitled at its option to redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus any applicable Make-Whole Premium as of, and accrued and unpaid interest, if any, to (but not including), the redemption date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date).

6.	PREPAYMENT. The Securities are subject to prepayment as described in Section 3.08 of the Indenture

7.

DENOMINATIONS; TRANSFER; EXCHANGE. The Securities are in registered form without coupons in denominations of a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof, except that the Securities may be in other denominations to the extent that the principal amount of a Security is increased at the election of the Company to pay interest as provided in Section 3.08 of the Indenture; and provided that any transfer of a beneficial interest in the Security evidenced by this certificate shall be in a minimum denomination of $250,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and the Company will require a Holder to pay any taxes and fees required by law or by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date. A Security may be transferred only to the Depositary or to another Person if both (i) such Person is a Qualified Purchaser and (ii) such transfer is (x) to a Qualified Institutional Buyer in compliance with Rule 144A or (y) to an Institutional Accredited Investor in a private transaction. Transfer may otherwise be restricted as provided in the Indenture.

8.	PERSONS DEEMED OWNERS. The registered Holder of this Security may be treated as the owner of it for all purposes.

9.

UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

10.	[RESERVED].

11.	AMENDMENT AND WAIVER. The Indenture, the Securities and the other Note Documents may be amended or waived in the manner provided in the Indenture.

12.

DEFAULTS AND REMEDIES. The Events of Default relating to the Securities are defined in Section 6.01 of the Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Insurer, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture or other applicable Note Document.

13.

TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may become a creditor of, or otherwise deal with the Company or any of its Affiliates, with the same rights it would have if it were not Trustee.

14.

NO RECOURSE AGAINST OTHERS. A director, officer, employee, member or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture, this Indenture or any other Note Document, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.	SECURITY DOCUMENTS. The obligations of the Company under the Indenture, the Securities and the Security Documents will be secured by a Lien granted to the Collateral Agent on the Collateral.

16.

AUTHENTICATION. This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) signs manually or by facsimile the certificate of authentication on the other side of this Security.

17.

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Securities. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.

GOVERNING LAW. THIS SECURITY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 ET SEQ OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

MZ Funding LLC

c/o MBIA Inc.

One Manhattanville Road

Suite 301

Purchase, New York 10577

Attention: Anthony Reynolds

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this

Security to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ___________________________________________ as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: __________________________________	Your Signature:

(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Security	Amount of increase in Principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase)	Signature of authorized officer of Trustee or Securities Custodian